Exhibit 10.13



                          FOURTH MODIFICATION AGREEMENT


         This MODIFICATION AGREEMENT ("Modification") is entered into as of September 30, 2001 by and among FPF, INC., a Colorado corporation ("FPF"), FEDERATED PREMIUM FINANCE, INC., a Florida corporation, as originator (the "Originator"), FLATIRON FUNDING COMPANY, LLC, a Delaware limited liability company (the "Lender"), FEDERATED FUNDING CORPORATION, a Florida corporation (the "Residual Interest Holder") and FLATIRON CREDIT COMPANY, INC. ("Flatiron").

                                   WITNESSETH;

         WHEREAS, pursuant to that certain Revolving Credit and Term Loan Agreement dated as of September 24, 1997 by and among the Lender and FPF (the "Loan Agreement"), the Lender has loaned and will loan to FPF, subject to the conditions thereof, funds for the acquisition by FPF of certain Premium Loans originated by the Originator pursuant to that certain Sale and Assignment Agreement dated as of September 24, 1997 by and between FPF, as purchaser, and the Originator, as seller (the "Sale and Assignment Agreement") and contingent upon certain advances by the Residual Interest Holder under the Residual Purchase and Funding Agreement dated September 24, 1997 (the "Residual Agreement") each as modified by those certain Modification Agreements, the first dated May 1, 1998, and the second dated January 25, 1999, the third dated October 31, 2000; and

         WHEREAS, the Agreement has definitions contained therein to which reference is made to that ceratin Agreement of Definitions by and among the parties to this Modification dated as of September 24, 1997 (the "Agreement of Definitions"); and

         WHEREAS, the Loan Agreement, Sale and Assignment Agreement, the Residual Agreement and the Agreement of Definitions and all exhibits to said documents are collectively referred to herein as the "Documents"; and

         WHEREAS, all capitalized terms used herein and not otherwise defined in the Documents shall have the meaning set forth herein; and

         WHEREAS, the parties desire to modify and amend the Documents as hereinafter set forth.

         NOW THEREFORE, in consideration of the covenants, conditions and agreements contained in the Documents, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Agreement of Definitions and all other Documents as follows:

       1. Amended and Restated Promissory Note. All recitations and references to the Note in the Agreement of Definitions and in
              Section 1.05 of the Loan Agreement shall refer to that certain Fourth Amended and Restated Promissory Note in the face principal amount of $7,000,000 dated as of the date hereof, executed by FPF in favor of Lender (the "Fourth Amended Note"). The Fourth Amended Note constitutes an amendment and

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              restatement of the Promissory Note dated September 24, 1997 in the face principal amount of $5,000,000 executed by the FPF in favor of the Lender pursuant to the Loan Agreement (the "Amended Note") and supersedes and replaces the prior Amended Note.

       2. Interest Rate as described in the Fourth Amended Note shall mean (so long as no Default occurs) a fluctuating interest rate per annum in effect from time to time equal to the Prim plus a spread of one and three-quarter percent (1.75%); except that upon delivery on or prior to October 19, 2001 of written notice from the Originator to FPF or Flatiron, requesting termination of future advances on that certain Sale and Assignment Agreement by and between the Originator and FPF dated September 29,2001, then the Interest Rate as described in the Fourth Note shall from October 19, 2001 and thereafter (so long as no Default occurs) mean a fluctuating interest rate per annum in effect from time to time equal to the Prime Rate plus a spread of one-half percent (0.50%).

       3. Document Ratification. All terms, conditions and covenants of the Documents, not otherwise modified hereby, are hereby ratified and confirmed and this Agreement, when executed by the parties hereto, shall become a part of the Documents and shall have the same force and effect as if the terms and conditions hereof were originally incorporated in the Documents prior to the execution thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement to be executed by their respective officers thereunder duly authorized as of the date and year first above written.


                                        FLATIRON FUNDING COMPANY, LLC


                                        By:      /s/  Bruce I. Lundy
                                           ------------------------------------
                                        Name:    Bruce I. Lundy
                                             ----------------------------------
                                        Title:   President
                                              ---------------------------------


FPF, INC.                               FLATIRON CREDIT COMPANY, INC.

By:      /s/  Bruce I. Lundy            By:      /s/  Bruce I. Lundy
   --------------------------------        ------------------------------------
Name:    Bruce I. Lundy                 Name:    Bruce I. Lundy
     ------------------------------           ---------------------------------
Title:   President                      Title:   President
      -----------------------------           ---------------------------------


FEDERATED FUNDING CORPORATION           FEDERATED PREMIUM FINANCE, INC.

By:      /s/  Edward J. Lawson          By:      /s/  Stephen C. Young
   --------------------------------        ------------------------------------
Name:    Edward J. Lawson               Name:    Stephen C. Young
     ------------------------------           ---------------------------------
Title:   President                      Title:   President
      -----------------------------           ---------------------------------